UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2019

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2019, Staffing 360 Solutions, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an institutional purchaser (the “Purchaser”) pursuant to which the Company issued and sold to the Purchaser 428,600 shares of the Company’s Common Stock at a purchase price of $1.40 per share (the “Securities”), for aggregate gross proceeds of approximately $600,040 before placement fees and estimated offering expenses. The offering of the Securities was made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-230503) (the “Registration Statement”), including a base prospectus, previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on April 11, 2019.

In connection with the offer and sale of the Securities, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”), dated July 29, 2019, with ThinkEquity, a division of Fordham Financial Management, Inc. (“ThinkEquity”), pursuant to which the Company engaged ThinkEquity to act as placement agent for the offering of the Securities. ThinkEquity has no commitment to purchase any of the Company’s Common Stock and is acting only as an agent in obtaining indications of interest for the Common Stock. Pursuant to the Placement Agency Agreement, the Company agreed to pay ThinkEquity a placement agent fee of approximately $48,000 in connection with the sale of the Securities. In addition, the Company agreed to indemnify ThinkEquity and each of its partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling ThinkEquity and any of its affiliates, against liabilities resulting from this offering and to contribute to payments ThinkEquity may be required to make for these liabilities.

The offering of the Securities is being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the offering will be filed with the SEC and will be available on the SEC's website located at http://www.sec.gov. Electronic copies of the prospectus supplement and accompanying base prospectus may also be obtained from ThinkEquity, 17 State Street, 22nd Floor, New York, NY 10004, telephone (877) 436-3673, email: prospectus@think-equity.com.

The foregoing description of the Securities Purchase Agreement and the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Placement Agency Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated July 29, 2019, by and between Staffing 360 Solutions, Inc. and the purchaser signatory thereto.
10.2	Placement Agency Agreement, dated July 29, 2019, by and between the Company and ThinkEquity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2019	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chief Executive Officer